NEWS RELEASE
April 22, 2010
FOR IMMEDIATE RELEASE	Contact: Michael J. Blodnick
(406) 751-4701
Ron J. Copher
(406) 751-7706

GLACIER BANCORP, INC. ANNOUNCES
RESULTS FOR QUARTER ENDED MARCH 31, 2010
HIGHLIGHTS:
•	Net earnings for the quarter of $10.070 million.
•	Diluted earnings per share of $0.16.
•	Raised $146 million in capital from the sale of 10.291 million common shares at a price of $14.75 in an equity offering.
•	Provision for loan losses was $21 million for the quarter and the allowance for loan losses was 3.53 percent of loans.
•	Deposits, excluding acquisitions, increased $634 million from first quarter of prior year.
•	Dividend declared of $0.13 per share.

Earnings Summary - unaudited	Three months
($ in thousands, except per share data)	ended March 31,
	2010	2009

Net earnings	$10,070	15,779
Diluted earnings per share	$0.16	0.26
Return on average assets (annualized)	0.67%	1.15%
Return on average equity (annualized)	5.75%	9.27%

KALISPELL, MONTANA - Glacier Bancorp, Inc. (Nasdaq GS: GBCI) reported net earnings of $10.070 million for the first quarter of 2010, a decrease of $5.709 million, or 36 percent, from the $15.779 million net earnings reported for the first quarter of 2009.  The diluted earnings per share of $0.16 for the quarter represented a 38 percent decrease from the diluted earnings per share of $0.26 for the same quarter of 2009. Annualized return on average assets and return on average equity for the first quarter were 0.67 percent and 5.75 percent, respectively, which compares with prior year returns for the first quarter of 1.15 percent and 9.27 percent, respectively.

“We continue to grind through the current operating environment making incremental progress as we move forward,” said Mick Blodnick, President and Chief Executive Officer.  “Our earnings for the quarter were about what we expected.  Nonetheless, they are considerably below what we deem to be satisfactory and acceptable.  So, we need to continue to work to improve these earnings and our overall performance,” Blodnick said.

				$ Change from	$ change from
Assets	March 31,	December 31,	March 31,	December 31,	March 31,
(Unaudited - $ in thousands)	2010	2009	2009	2009	2009

Cash on hand and in banks	$93,242	120,731	110,220	(27,489)	(16,978)
Investments, interest bearing deposits,
FHLB stock, FRB stock, and fed funds	1,721,491	1,596,238	1,007,283	125,253	714,208
Loans:
Residential real estate	773,901	797,626	847,245	(23,725)	(73,344)
Commercial	2,593,266	2,613,218	2,607,655	(19,952)	(14,389)
Consumer and other	704,789	719,401	705,805	(14,612)	(1,016)
Total loans	4,071,956	4,130,245	4,160,705	(58,289)	(88,749)
Allowance for loan and lease losses	(143,600)	(142,927)	(83,777)	(673)	(59,823)
Total loans, net of allowance for
loan and lease losses	3,928,356	3,987,318	4,076,928	(58,962)	(148,572)
Other assets	482,779	487,508	386,369	(4,729)	96,410
Total assets	$6,225,868	6,191,795	5,580,800	34,073	645,068

Total assets at March 31, 2010 were $6.226 billion, which is $34 million, or 1 percent, greater than total assets of $6.192 billion at December 31, 2009.  Total assets increased $645 million, or 12 percent, from March 31, 2009, of which $272 million, including $161 million in loans related to the acquisition of First National Bank & Trust (“First National”) in October 2009.  At March 31, 2010, total loans were $4.072 billion, a decrease of $58 million over total loans of $4.130 billion at December 31, 2009 and a decrease of $89 million over total loans at March 31, 2009.  Loan originations have slowed, which was the basis for the decrease in all loan categories including a decrease of $24 million, or 3 percent, in residential real estate loans, a decrease of $15 million, or 2 percent in consumer loans, and a decrease of $20 million, or 1 percent, in commercial loans since December 31, 2009.

Investment securities, including interest bearing deposits in other financial institutions and federal funds sold, have increased $125 million, or 8 percent, from December 31, 2009 and increased $714 million, or 71 percent, from March 31, 2009.  The Company continues to purchase investment securities as loan originations slow and therefore investment securities represented 28 percent of total assets at March 31, 2010 versus 18 percent of total assets at March 31, 2009.

				$ Change from	$ change from
Liabilities	March 31,	December 31,	March 31,	December 31,	March 31,
(Unaudited - $ in thousands)	2010	2009	2009	2009	2009

Non-interest bearing deposits	$828,141	810,550	743,552	17,591	84,589
Interest bearing deposits	3,336,703	3,289,602	2,551,180	47,101	785,523
Advances from Federal Home Loan Bank	802,886	790,367	225,695	12,519	577,191
Federal Reserve Bank discount window	-	225,000	1,005,000	(225,000)	(1,005,000)
Securities sold under agreements to
repurchase and other borrowed funds	248,894	226,251	205,778	22,643	43,116
Other liabilities	45,765	39,147	47,461	6,618	(1,696)
Subordinated debentures	125,024	124,988	120,149	36	4,875
Total liabilities	$5,387,413	5,505,905	4,898,815	(118,492)	488,598

As of March 31, 2010, non-interest bearing deposits increased $18 million, or 2 percent, since December 31, 2009 and increased $85 million, or 11 percent, since March 31, 2009.  Interest bearing deposits of $3.337 billion at March 31, 2010 includes $249 million issued through the Certificate of Deposit Account Registry System.  Interest bearing deposits increased $47 million, or 1 percent, from December 31, 2009 and $786 million, or 31 percent from March 31, 2009.  The increase in non-interest bearing deposits and interest bearing deposits from March 31, 2009 includes $39 million and $197 million, respectively, from the First National acquisition.

As a result of the deposit growth, borrowings have been reduced.  There were no Federal Reserve Bank borrowings through the Term Auction Facility program (“TAF”) at March 31, 2010.  TAF borrowings totaled $225 million at December 31, 2009 and $1.005 billion at March 31, 2009.  Federal Home Loan Bank (“FHLB”) advances increased $13 million, or 2 percent, from December 31, 2009 and increased $577 million, or 256 percent, from March 31, 2009.  Repurchase agreements and other borrowed funds were $249 million at March 31, 2010, an increase of $23 million from December 31, 2009 and an increase of $43 million, or 21 percent, from March 31, 2009.

Stockholders' equity - unaudited				$ Change from	$ change from
($ in thousands except per share data)	March 31,	December 31,	March 31,	December 31,	March 31,
	2010	2009	2009	2009	2009

Common equity	$832,941	686,238	689,041	146,703	143,900
Accumulated other comprehensive income (loss)	5,514	(348)	(7,056)	5,862	12,570
Total stockholders' equity	838,455	685,890	681,985	152,565	156,470
Goodwill and core deposit intangible, net	(159,376)	(160,196)	(158,498)	820	(878)
Tangible stockholders' equity	$679,079	525,694	523,487	153,385	155,592

Stockholders' equity to total assets	13.47%	11.08%	12.22%
Tangible stockholders' equity to total tangible assets	11.19%	8.72%	9.65%
Book value per common share	$11.66	11.13	11.09	0.53	0.57
Tangible book value per common share	$9.44	8.53	8.51	0.91	0.93
Market price per share at end of period	$15.23	13.72	15.71	1.51	(0.48)

Total stockholders’ equity and book value per share increased $156 million and $0.57 per share, respectively, from March 31, 2009, such increases largely the result of the $146 million in net proceeds from the Company’s March equity offering of $10.291 million shares.  Tangible stockholders’ equity has increased $156 million, or 30 percent, since March 31, 2009, with tangible stockholders’ equity to tangible assets at 11.19 percent and 9.65 percent as of March 31, 2010 and March 31, 2009, respectively.  Accumulated other comprehensive income, representing net unrealized gains (net of tax) on investment securities, increased $5.9 million since December 31, 2009 and $13 million from March 31, 2009.  “In March, we completed a very successful secondary offering,” Blodnick said.  “Demand for Glacier Bancorp, Inc. shares was strong and we were very pleased with the investor interest we received.  As a result of the offering, we have brought our capital ratios to all time historic highs and are in a great position to take advantage of what we feel will be some exciting and rewarding opportunities the next couple of years.”

Operating Results for Three Months Ended March 31, 2010
Compared to December 31, 2009 and March 31, 2009

Revenue summary
(Unaudited - $ in thousands)	Three months ended
	March 31,	December 31,	March 31,
	2010	2009	2009
Net interest income
Interest income	$73,398	78,112	75,532
Interest expense	13,884	14,273	15,154
Total net interest income	59,514	63,839	60,378

Non-interest income
Service charges, loan fees, and other fees	10,646	12,212	10,179
Gain on sale of loans	3,891	6,089	6,150
Gain on sale of investments	314	3,328	-
Other income	1,332	4,450	1,048
Total non-interest income	16,183	26,079	17,377
	$75,697	89,918	77,755

Net interest margin (tax-equivalent)	4.43%	4.70%	4.92%

(Unaudited - $ in thousands)	$ Change from	$ Change from	% Change from	% Change from
	December 31,	March 31,	December 31,	March 31,
	2009	2009	2009	2009
Net interest income
Interest income	$(4,714)	(2,134)	-6%	-3%
Interest expense	(389)	(1,270)	-3%	-8%
Total net interest income	(4,325)	(864)	-7%	-1%

Non-interest income
Service charges, loan fees, and other fees	(1,566)	467	-13%	5%
Gain on sale of loans	(2,198)	(2,259)	-36%	-37%
Gain on sale of investments	(3,014)	314	-91%	n/m
Other income	(3,118)	284	-70%	27%
Total non-interest income	(9,896)	(1,194)	-38%	-7%
	$(14,221)	(2,058)	-16%	-3%
n/m - not measurable

Net Interest Income
Net interest income for the current quarter decreased $4.3 million, or 7 percent, with interest income decreasing $4.7 million, or 6 percent, compared to the prior quarter.  The decrease in interest income for the current quarter was primarily the result of fewer days and a decrease in interest rates on investments and loans.  Net interest income for the current quarter decreased $0.9 million, or 1 percent, with interest expense decreasing $1.3 million, or 8 percent, over the same period in 2009.  The decrease in total interest expense from the prior year first quarter is attributable to rate decreases in interest bearing deposits and borrowings.  The current quarter net interest margin as a percentage of earning assets, on a tax-equivalent basis, was 4.43 percent which is 27 basis points lower than the 4.70 percent achieved for the prior quarter, and 49 basis points lower than the 4.92 percent result for the first quarter of 2009.  “Although the funding costs have remained stable, the softening of loan demand and reinvestment into lower yielding investment securities along with higher levels of assets on non-accrual loans has caused a compression of the net interest margin,” said Ron Copher, Chief Financial Officer.

Non-interest Income
Non-interest income for the current quarter totaled $16 million, a decrease of $10 million and $1.2 million over the prior quarter and prior year first quarter, respectively.  The prior quarter other income had a $3.5 million one-time bargain purchase gain from the acquisition of First National.  Excluding the bargain purchase gain and gain on investments, non-interest income decreased $3.4 million, or 18 percent, from the prior quarter, and decreased $1.5 million, or 9 percent, over the same period in 2009.  Fee income decreased $1.6 million, or 13 percent, during the quarter primarily from a decrease in non-sufficient-funds fee income, compared to an increase of $467 thousand, or 5 percent, over the same period last year.  Gain on sale of loans decreased $2.2 million, or 36 percent, over the prior quarter, and $2.3 million, or 37 percent, over the same period last year, primarily the result of a significant reduction in re-finance activity and a slowing of residential loans originated and sold in the secondary market.  Net gain on sale of investments was $314 thousand for the current quarter 2010 compared to $3.3 million for the previous quarter, a 91 percent decrease.

Non-interest expense summary	Three months ended
(Unaudited - $ in thousands)	March 31,	December 31,	March 31,
	2010	2009	2009
Compensation and employee
benefits and related expenses	$21,356	$21,376	$21,944
Occupancy and equipment expense	5,948	6,130	5,895
Advertising and promotion expense	1,592	1,435	1,724
Outsourced data processing	694	850	671
Core deposit intangibles amortization	820	822	774
Foreclosed asset expenses and losses	2,318	3,370	520
Federal Deposit Insurance premiums	2,200	1,940	1,168
Other expenses	7,033	8,410	6,930
Total non-interest expense	$41,961	$44,333	$39,626

(Unaudited - $ in thousands)	$ Change from	$ Change from	% Change from	% Change from
	December 31,	March 31,	December 31,	March 31,
	2009	2009	2009	2009
Compensation and employee
benefits and related expenses	$(20)	$(588)	0%	-3%
Occupancy and equipment expense	(182)	53	-3%	1%
Advertising and promotion expense	157	(132)	11%	-8%
Outsourced data processing	(156)	23	-18%	3%
Core deposit intangibles amortization	(2)	46	0%	6%
Foreclosed asset expenses and losses	(1,052)	1,798	-31%	346%
FDIC premiums	260	1,032	13%	88%
Other expenses	(1,377)	103	-16%	1%
Total non-interest expense	$(2,372)	$2,335	-5%	6%

Non-interest Expense
Non-interest expense for the current quarter decreased by $2.4 million, or 5 percent from the prior quarter and increased $2.3 million, or 6 percent, from the prior year first quarter.  Compensation and employee benefits decreased $588 thousand, or 3 percent, from the prior year first quarter, resulting from a decrease in commission and bonus expense as loan originations slow.  The number of full-time equivalent employees increased from 1,643 to 1651 during the quarter, and increased from 1,610 since the end of the first 2009 first quarter.

Occupancy and equipment expense decreased $182 thousand, or 3 percent, from the prior quarter and increased $53 thousand, or 1 percent, from the prior quarter and the prior year first quarter, respectively.  Advertising and promotion expense increased $157 thousand, or 11 percent, from prior quarter and decreased $132 thousand, or 8 percent, from the first quarter of 2009.  Foreclosed asset expenses, losses and write-downs decreased $1.1 million, or 31 percent, and increased $1.8 million, or 346 percent, from the prior quarter and the prior year first quarter, respectively.  Federal Deposit Insurance Corporation (“FDIC”) premiums increased $260 thousand, or 13 percent, and increased $1.0 million, or 88 percent, from the prior quarter and the prior year first quarter, respectively, as the FDIC increased premiums.  The decrease of $1.4 million, or 16 percent, in other expense from the prior quarter includes $313 thousand in legal and outside service expenses, the majority of which relate to the acquisition of First National, $201 thousand in supplies and printing, $361 thousand in checking account losses.   “The banks continue to do a great job of controlling their discretionary expenses,” Blodnick said.  “Compensation and benefit expenses continue to be well managed.”

Efficiency Ratio
The efficiency ratio (non-interest expense / net interest income plus non-interest income) was 55 percent for the quarter, compared to 51 percent for the 2009 first quarter.  The increase in the efficiency ratio from the prior year is the result of the increase in other expenses primarily from FDIC insurance premiums and foreclosed asset expenses, losses and write-downs combined with the slowing of residential loans originated and sold on the secondary market.

Credit Quality Summary	March 31,	December 31,	March 31,
(Unaudited - $ in thousands)	2010	2009	2009

Allowance for loan and lease losses - beginning of year	$142,927	76,739	76,739
Provision expense	20,910	124,618	15,715
Charge-offs	(21,477)	(60,896)	(8,994)
Recoveries	1,240	2,466	317
Allowance for loan and lease losses - end of period	$143,600	142,927	83,777

Real estate and other assets owned	$59,481	57,320	18,985
Accruing loans 90 days or more overdue	10,489	5,537	4,439
Non-accrual loans	198,169	198,281	92,288
Total non-performing assets	$268,139	261,138	115,712

Allowance for loan and lease losses as a
percentage of non-performing assets	54%	55%	72%

Non-performing assets as a percentage of total bank assets	4.19%	4.13%	1.97%

Allowance for loan and lease losses as a
percentage of total loans	3.53%	3.46%	2.01%

Net charge-offs as a percentage of total loans	(0.50%)	(1.42%)	(0.21%)

Accruing loans 30-89 days overdue	$61,255	87,491	66,534

Allowance for Loan and Lease Losses and Non-performing Assets
At March 31, 2010, the allowance for loan and lease losses was $143.6 million, an increase of $59.8 million, or 71 percent, from a year ago.  The allowance was 3.53 percent of total loans outstanding at March 31, 2010, up from 3.46 percent at the prior quarter end, and up from 2.01 percent at March 31, 2009.  The allowance was 54 percent of non-performing assets at March 31, 2010, down from 55 percent for the prior quarter end and down from 72 percent a year ago.  Non-performing assets as a percentage of total bank assets at March 31, 2010 were at 4.19 percent, up from 4.13 percent as of prior quarter end, and up from 1.97 percent at March 31, 2009.  Loan portfolio growth, composition, average loan size, credit quality considerations, and other environmental factors will continue to determine the level of additional provision for loan loss expense.

Credit Quality Trends
(Unaudited - $ in thousands)
				Accruing Loans 30-89	Non-Performing
	Provision		ALLL	Days Overdue	Assets to
	for Loan	Net	as a Percent	as a Percent of	Total Bank
	Losses	Charge-Offs	of Loans	Loans	Assets
Q1 2010	$20,910	20,237	3.53%	1.50%	4.19%

Q4 2009	36,713	19,116	3.46%	2.12%	4.13%
Q3 2009	47,050	19,094	3.10%	1.08%	4.10%
Q2 2009	25,140	11,543	2.36%	1.52%	3.06%
Q1 2009	15,715	8,677	2.01%	1.60%	1.97%

Q4 2008	12,223	3,742	1.86%	1.33%	1.46%
Q3 2008	8,715	3,889	1.67%	0.65%	1.30%
Q2 2008	5,042	915	1.59%	0.92%	0.58%

The current quarter provision for loan loss expense was $21 million, a decrease of $16 million from prior quarter and an increase of $5 million from the same quarter in 2009.  Net charged-off loans for the current quarter were $20 million compared to $19 million for the prior quarter and $9 million for the same quarter in 2009.  For the quarter, the provision covered net charge-offs 1.0 times. ”As we have been predicting, we did end the quarter with a higher level of non-performing assets, although it was the smallest increase in non-performing assets in the last seven quarters,” Blodnick said.  “In addition, early stage delinquencies showed a significant decrease during the quarter.  Hopefully, we are beginning to see stabilization taking place in non-performing assets and we can start to witness some reduction in the second half of the year, if not sooner.”

For additional information regarding credit quality and a breakout of the loan portfolio by regulatory classification, see the exhibits at the end of this press release.

Cash Dividend
On March 31, 2010, the board of directors declared a cash dividend of $.13 per share, payable April 22, 2010 to shareholders of record on April 13, 2010.  Future cash dividends will depend on a variety of factors, including net income, capital, asset quality and general economic conditions.

About Glacier Bancorp, Inc.
Glacier Bancorp, Inc. is a regional multi-bank holding company providing commercial banking services in 60 communities in Montana, Idaho, Utah, Washington, Wyoming and Colorado.  Glacier Bancorp, Inc. is headquartered in Kalispell, Montana, and conducts its operations principally through eleven community bank subsidiaries. These subsidiaries include: six Montana banks - Glacier Bank of Kalispell, First Security Bank of Missoula, Valley Bank of Helena, Big Sky Western Bank of Bozeman, Western Security Bank of Billings, First Bank of Montana of Lewistown; Mountain West Bank in Idaho, Utah and Washington; 1st Bank in Wyoming and Utah; First National Bank & Trust in Wyoming; Citizens Community Bank in Idaho; and Bank of the San Juans in Colorado.

This news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements about management’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates” or words of similar meaning. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations in the forward-looking statements, including those set forth in this news release:

▪
the risks associated with lending and potential adverse changes of the credit quality of loans in the Company’s portfolio, including as a result of declines in the housing and real estate markets in its geographic areas;

▪	increased loan delinquency rates;
▪
the risks presented by a continued economic downturn, which could adversely affect credit quality, loan collateral values, other real estate owned values, investment values, liquidity and capital levels, dividends and loan originations;

▪	changes in market interest rates, which could adversely affect the Company’s net interest income and profitability;
▪
legislative or regulatory changes that adversely affect the Company’s business, ability to complete pending or prospective future acquisitions, limit certain sources of revenue, or increase cost of operations;

▪	costs or difficulties related to the integration of acquisitions;
▪	the goodwill recorded in connection with acquisitions could become impaired, which may have an adverse impact on the Company’s earnings and capital;
▪	reduced demand for banking products and services;
▪	the risks presented by public stock market volatility, which could adversely affect the Company’s stock value and the ability to raise capital in the future;
▪	competition from other financial services companies in our markets; and
▪	the Company’s success in managing risks involved in the foregoing.

The Company does not undertake any obligation to publicly correct or update any forward-looking statement if we later become aware that it is not likely to be achieved.

Visit our website at www.glacierbancorp.com

Glacier Bancorp, Inc.
Consolidated Condensed Statements of Financial Condition
(Unaudited - $ in thousands except per share data)	March 31,	December 31,	March 31,
	2010	2009	2009
Assets:
Cash on hand and in banks	$93,242	120,731	110,220
Federal funds sold	71,250	87,155	27,520
Interest bearing cash deposits	12,595	2,689	14,122

Investment securities, available-for-sale	1,637,646	1,506,394	965,641

Net loans receivable:
Residential real estate loans	773,901	797,626	847,245
Commercial loans	2,593,266	2,613,218	2,607,655
Consumer and other loans	704,789	719,401	705,805
Total loans, gross	4,071,956	4,130,245	4,160,705
Allowance for loan and lease losses	(143,600)	(142,927)	(83,777)
Total loans, net	3,928,356	3,987,318	4,076,928

Premises and equipment, net	140,994	140,921	135,688
Real estate and other assets owned, net	59,481	57,320	18,985
Accrued interest receivable	28,356	29,729	28,143
Deferred tax asset	37,404	41,082	17,948
Core deposit intangible, net	13,117	13,937	12,239
Goodwill	146,259	146,259	146,259
Other assets	57,168	58,260	27,107
Total assets	$6,225,868	6,191,795	5,580,800

Liabilities:
Non-interest bearing deposits	$828,141	810,550	743,552
Interest bearing deposits	3,336,703	3,289,602	2,551,180
Advances from Federal Home Loan Bank	802,886	790,367	225,695
Securities sold under agreements to repurchase	242,110	212,506	199,669
Federal Reserve Bank discount window	-	225,000	1,005,000
Other borrowed funds	6,784	13,745	6,109
Accrued interest payable	7,983	7,928	8,675
Subordinated debentures	125,024	124,988	120,149
Other liabilities	37,782	31,219	38,786
Total liabilities	5,387,413	5,505,905	4,898,815

Stockholders' equity:
Preferred shares, $.01 par value per share. 1,000,000
shares authorized. None issued or outstanding	-	-	-
Common stock, $.01 par value per share. 117,187,500
shares authorized	719	616	615
Paid-in capital	643,371	497,493	494,874
Retained earnings - substantially restricted	188,851	188,129	193,552
Accumulated other comprehensive income (loss)	5,514	(348)	(7,056)
Total stockholders' equity	838,455	685,890	681,985
Total liabilities and stockholders' equity	$6,225,868	6,191,795	5,580,800

Number of shares outstanding	71,911,268	61,619,803	61,509,818
Book value of equity per share	11.66	11.13	11.09

Glacier Bancorp, Inc.
Consolidated Condensed Statements of Operations

(Unaudited - $ in thousands except per share data)	Three months ended March 31,
	2010	2009
Interest income:
Residential real estate loans	$11,833	14,341
Commercial loans	36,672	37,966
Consumer and other loans	10,640	11,339
Investment securities and other	14,253	11,886
Total interest income	73,398	75,532

Interest expense:
Deposits	9,331	10,134
Federal Home Loan Bank advances	2,311	1,819
Securities sold under agreements to repurchase	416	594
Subordinated debentures	1,636	1,907
Other borrowed funds	190	700
Total interest expense	13,884	15,154

Net interest income	59,514	60,378
Provision for loan losses	20,910	15,715
Net interest income after provision for loan losses	38,604	44,663

Non-interest income:
Service charges and other fees	9,520	9,019
Miscellaneous loan fees and charges	1,126	1,160
Gain on sale of loans	3,891	6,150
Gain on sale of investments	314	-
Other income	1,332	1,048
Total non-interest income	16,183	17,377

Non-interest expense:
Compensation, employee benefits
and related expenses	21,356	21,944
Occupancy and equipment expense	5,948	5,895
Advertising and promotion expense	1,592	1,724
Outsourced data processing expense	694	671
Core deposit intangibles amortization	820	774
Foreclosed asset expenses, losses and write-downs	2,318	520
Federal Deposit Insurance Corporation premiums	2,200	1,168
Other expenses	7,033	6,930
Total non-interest expense	41,961	39,626
Earnings before income taxes	12,826	22,414

Federal and state income tax expense	2,756	6,635
Net earnings	$10,070	15,779

Basic earnings per share	0.16	0.26
Diluted earnings per share	0.16	0.26
Dividends declared per share	0.13	0.13
Return on average assets (annualized)	0.67%	1.15%
Return on average equity (annualized)	5.75%	9.27%
Average outstanding shares - basic	62,763,299	61,460,619
Average outstanding shares - diluted	62,763,299	61,468,167

Glacier Bancorp, Inc.
Average Balance Sheet

	For the Three months ended 3/31/10			For the Three months ended 3/31/09
(Unaudited - $ in thousands)		Interest	Average		Interest	Average
	Average	and	Yield/	Average	and	Yield/
Assets:	Balance	Dividends	Rate	Balance	Dividends	Rate
Residential real estate loans	$783,177	$11,833	6.04%	$856,049	$14,341	6.70%
Commercial loans	2,592,529	36,672	5.74%	2,593,490	37,966	5.94%
Consumer and other loans	691,190	10,640	6.24%	707,260	11,339	6.50%
Total loans	4,066,896	59,145	5.90%	4,156,799	63,646	6.21%
Tax -exempt investment securities [1]	459,764	5,568	4.84%	425,283	5,331	5.01%
Other investment securities [2]	1,181,846	8,685	2.94%	587,091	6,555	4.47%
Total Earning Assets	5,708,506	73,398	5.21%	5,169,173	75,532	5.84%
Goodwill and core deposit intangible	159,851			159,341
Non-earning assets	268,688			228,322
Total assets	$6,137,045			$5,556,836

Liabilities:
NOW accounts	$716,239	$733	0.41%	$507,950	$557	0.45%
Savings accounts	331,676	204	0.25%	287,454	272	0.38%
Money market accounts	811,580	1,963	0.98%	759,856	2,412	1.29%
Certificates accounts	1,072,352	5,411	2.05%	913,959	6,637	2.94%
Wholesale deposits [3]	373,167	1,020	1.11%	33,545	256	3.10%
Advances from FHLB	802,000	2,311	1.17%	336,790	1,819	2.19%
Repurchase agreements
and other borrowed funds	507,963	2,242	1.79%	1,269,324	3,201	1.02%
Total interest bearing liabilities	4,614,977	13,884	1.22%	4,108,878	15,154	1.50%
Non-interest bearing deposits	779,998			718,290
Other liabilities	31,400			39,737
Total Liabilities	5,426,375			4,866,905

Stockholders' equity:
Common stock	628			614
Paid-in capital	513,808			493,597
Retained earnings	193,643			191,202
Accumulated other
comprehensive income	2,591			4,518
Total stockholders' equity	710,670			689,931
Total liabilities and
stockholders' equity	$6,137,045			$5,556,836

Net interest income		$59,514			$60,378
Net interest spread			3.99%			4.34%
Net interest margin			4.23%			4.74%
Net interest margin (tax-equivalent)			4.43%			4.92%

[1]	Excludes tax effect of $2,465,000 and $2,360,000 on non-taxable investment security income for the quarters ended March 31, 2010 and March 31, 2009, respectively.
[2]	Excludes tax effect of $312,000 and $0 in investment security tax credits for the quarters ended March 31, 2010 and March 31, 2009, respectively.
[3]	Wholesale deposits include brokered deposits classified as NOW, money market demand, and CD's.

Glacier Bancorp, Inc.
Loan Portfolio - by Regulatory Classification
(Unaudited - $ in thousands)

	Loans Receivable, Gross			% Change	% Change
	Balance	Balance	Balance	from	from
	3/31/2010	12/31/2009	3/31/2009	12/31/2009	3/31/2009
Glacier	$915,116	942,254	985,768	-3%	-7%
Mountain West	946,514	957,451	981,310	-1%	-4%
First Security	580,996	566,713	584,414	3%	-1%
1st Bank	284,596	296,913	324,645	-4%	-12%
Western	311,974	323,375	357,292	-4%	-13%
Big Sky	263,755	270,970	292,020	-3%	-10%
Valley	186,218	187,283	201,037	-1%	-7%
First National	148,931	153,058	-	-3%	n/m
Citizens	169,377	166,049	168,019	2%	1%
First Bank - MT	115,425	117,017	117,059	-1%	-1%
San Juans	149,054	149,162	149,141	0%	0%
Total	$4,071,956	4,130,245	4,160,705	-1%	-2%

	Land, Lot and Other Construction Loans			% Change	% Change
	Balance	Balance	Balance	from	from
	3/31/2010	12/31/2009	3/31/2009	12/31/2009	3/31/2009
Glacier	$160,171	165,734	204,892	-3%	-22%
Mountain West	206,953	217,078	255,053	-5%	-19%
First Security	81,068	71,404	98,964	14%	-18%
1st Bank	30,272	36,888	45,263	-18%	-33%
Western	30,893	32,045	41,855	-4%	-26%
Big Sky	64,484	71,365	81,354	-10%	-21%
Valley	14,204	14,704	17,954	-3%	-21%
First National	10,635	10,247	-	4%	n/m
Citizens	13,168	13,263	21,608	-1%	-39%
First Bank - MT	982	1,010	5,424	-3%	-82%
San Juans	36,152	39,621	34,608	-9%	4%
Total	$648,982	673,359	806,975	-4%	-20%

	Land, Lot and Other Construction Loans at 3/31/10
		Consumer		Developed	Commercial
	Land	Land or	Unimproved	Lots for	Developed	Other
	Development	Lot	Land	Operative Builders	Lot	Construction
Glacier	$72,118	32,927	29,634	9,202	16,290	-
Mountain West	55,355	71,788	28,460	27,020	9,842	14,488
First Security	30,142	7,212	25,477	4,610	514	13,113
1st Bank	8,657	11,630	4,138	223	2,496	3,128
Western	16,027	7,166	4,827	587	1,882	404
Big Sky	22,350	17,966	10,021	1,485	2,561	10,101
Valley	2,410	5,643	1,379	159	3,397	1,216
First National	1,918	3,069	728	254	2,221	2,445
Citizens	2,829	2,574	2,624	50	662	4,429
First Bank - MT	-	61	796	-	-	125
San Juans	2,893	17,831	2,039	-	8,205	5,184
Total	$214,699	177,867	110,123	43,590	48,070	54,633

						Custom &
	Residential Construction Loans			% Change	% Change	Owner	Pre-Sold
	Balance	Balance	Balance	from	from	Occupied	& Spec
	3/31/2010	12/31/2009	3/31/2009	12/31/2009	3/31/2009	3/31/2010	3/31/2010
Glacier	$53,824	57,183	82,357	-6%	-35%	$9,714	44,110
Mountain West	43,725	57,437	86,995	-24%	-50%	12,780	30,945
First Security	17,321	19,664	19,273	-12%	-10%	7,786	9,535
1st Bank	14,914	17,633	30,022	-15%	-50%	8,926	5,988
Western	3,196	2,245	5,285	42%	-40%	1,895	1,301
Big Sky	17,608	20,679	28,553	-15%	-38%	550	17,058
Valley	5,109	5,170	6,240	-1%	-18%	3,739	1,370
First National	2,583	2,612	-	-1%	n/m	1,400	1,183
Citizens	11,553	13,211	17,842	-13%	-35%	5,483	6,070
First Bank - MT	265	234	1,183	13%	-78%	202	63
San Juans	6,957	13,811	12,423	-50%	-44%	6,213	744
Total	$177,055	209,879	290,173	-16%	-39%	$58,688	118,367

n/m - not measurable

Glacier Bancorp, Inc.
Loan Portfolio - by Regulatory Classification (continued)
(Unaudited - $ in thousands)

	Single Family Residential Loans			% Change	% Change	1st	Junior
	Balance	Balance	Balance	from	from	Lien	Lien
	3/31/2010	12/31/2009	3/31/2009	12/31/2009	3/31/2009	3/31/2010	3/31/2010
Glacier	$194,253	204,789	204,330	-5%	-5%	171,973	22,280
Mountain West	284,456	278,158	278,592	2%	2%	244,109	40,347
First Security	84,665	82,141	85,323	3%	-1%	70,568	14,097
1st Bank	60,576	65,555	63,842	-8%	-5%	55,747	4,829
Western	43,413	50,502	58,997	-14%	-26%	41,477	1,936
Big Sky	32,715	33,308	31,043	-2%	5%	28,826	3,889
Valley	64,268	66,644	74,987	-4%	-14%	52,684	11,584
First National	17,580	19,239	-	-9%	n/m	14,421	3,159
Citizens	21,020	20,937	16,161	0%	30%	18,984	2,036
First Bank - MT	9,902	10,003	11,015	-1%	-10%	8,523	1,379
San Juans	30,804	22,811	25,012	35%	23%	29,355	1,449
Total	$843,652	854,087	849,302	-1%	-1%	736,667	106,985

	Commercial Real Estate Loans			% Change	% Change	Owner	Non-Owner
	Balance	Balance	Balance	from	from	Occupied	Occupied
	3/31/2010	12/31/2009	3/31/2009	12/31/2009	3/31/2009	3/31/2010	3/31/2010
Glacier	$230,338	232,552	220,068	-1%	5%	114,884	115,454
Mountain West	231,804	230,383	196,830	1%	18%	155,021	76,783
First Security	225,168	224,425	193,716	0%	16%	151,397	73,771
1st Bank	64,363	64,008	66,215	1%	-3%	47,640	16,723
Western	105,358	107,173	101,866	-2%	3%	53,201	52,157
Big Sky	87,446	82,303	80,092	6%	9%	56,645	30,801
Valley	49,601	48,144	48,043	3%	3%	32,478	17,123
First National	25,706	26,703	-	-4%	n/m	17,236	8,470
Citizens	57,733	55,660	50,901	4%	13%	45,031	12,702
First Bank - MT	18,367	18,827	15,038	-2%	22%	12,168	6,199
San Juans	48,166	47,838	54,680	1%	-12%	27,932	20,234
Total	$1,144,050	1,138,016	1,027,449	1%	11%	713,633	430,417

	Consumer Loans			% Change	% Change	Home Equity	Other
	Balance	Balance	Balance	from	from	Line of Credit	Consumer
	3/31/2010	12/31/2009	3/31/2009	12/31/2009	3/31/2009	3/31/2010	3/31/2010
Glacier	$163,345	162,723	163,987	0%	0%	142,881	20,464
Mountain West	72,329	71,702	69,405	1%	4%	62,640	9,689
First Security	76,276	78,345	82,649	-3%	-8%	49,276	27,000
1st Bank	42,953	46,455	49,019	-8%	-12%	17,449	25,504
Western	47,836	48,946	51,584	-2%	-7%	33,285	14,551
Big Sky	28,054	28,903	32,517	-3%	-14%	24,682	3,372
Valley	25,105	24,625	25,027	2%	0%	15,994	9,111
First National	25,810	27,320	-	-6%	n/m	15,839	9,971
Citizens	30,314	29,253	29,366	4%	3%	23,410	6,904
First Bank - MT	7,896	7,650	6,284	3%	26%	3,667	4,229
San Juans	15,359	14,189	13,007	8%	18%	13,733	1,626
Total	$535,277	540,111	522,845	-1%	2%	402,856	132,421

n/m - not measurable

Glacier Bancorp, Inc.
Credit Quality Summary
(Unaudited - $ in thousands)

				Non-	Accruing	Other
	Non-Performing Assets, by Loan Type			Accruing	Loans 90 Days or	Real Estate
	Balance	Balance	Balance	Loans	More Overdue	Owned
	3/31/2010	12/31/2009	3/31/2009	3/31/2010	3/31/2010	3/31/2010
Custom & owner occupied construction	$1,842	3,281	1,419	1,202	-	640
Pre-sold & spec construction	30,339	29,580	29,392	26,055	-	4,284
Land development	76,254	88,488	28,047	55,929	219	20,106
Consumer land or lots	12,245	10,120	3,400	7,122	117	5,006
Unimproved land	38,585	32,453	11,428	25,556	642	12,387
Developed lots for operative builders	11,626	11,565	6,958	6,437	164	5,025
Commercial lots	1,705	909	98	1,576	-	129
Other construction	3,485	-	2,917	3,485	-	-
Commercial real estate	35,222	32,300	8,630	28,067	2,216	4,939
Commercial & industrial	13,055	12,271	8,399	12,438	577	40
Agriculture loans	5,293	283	52	5,293	-	-
Municipal loans	4,495	-	-	-	4,495
1-4 Family	25,151	30,868	12,058	19,056	386	5,709
Home equity line of credits	7,083	6,234	2,258	5,120	1,474	489
Consumer	850	1,042	650	494	34	322
Other	909	1,744	6	339	165	405
Total	$268,139	261,138	115,712	198,169	10,489	59,481

					Non-Accrual &
	Accruing 30 - 89 Days Delinquent Loans and			Accruing	Accruing Loans	Other
	Non-Performing Assets, by Bank			30-89 Days	90 Days or	Real Estate
	Balance	Balance	Balance	Overdue	More Overdue	Owned
	3/31/2010	12/31/2009	3/31/2009	3/31/2010	3/31/2010	3/31/2010
Glacier	$92,315	97,666	42,867	17,027	68,874	6,414
Mountain West	94,952	109,187	59,650	16,760	68,265	9,927
First Security	57,775	59,351	29,515	14,495	30,343	12,937
1st Bank	21,244	21,117	19,265	3,821	3,623	13,800
Western	8,427	9,315	4,078	1,395	2,722	4,310
Big Sky	34,090	31,711	19,235	2,838	21,930	9,322
Valley	2,123	2,542	1,482	471	1,322	330
First National	9,009	9,290	-	1,531	7,340	138
Citizens	5,909	5,340	5,083	2,253	1,547	2,109
First Bank - MT	1,394	800	827	653	583	158
San Juans	2,156	2,310	244	11	2,109	36
Total	$329,394	348,629	182,246	61,255	208,658	59,481

					Provision for
				Provision for	the Year-to-Date	ALLL
	Allowance for Loan and Lease Losses			Year-to-Date	Ended 3/31/10	as a Percent
	Balance	Balance	Balance	Ended	Over Net	of Loans
	3/31/2010	12/31/2009	3/31/2009	3/31/2010	Charge-Offs	3/31/2010
Glacier	$37,618	38,978	22,596	9,200	0.9	4.11%
Mountain West	35,858	37,551	17,562	4,000	0.7	3.79%
First Security	18,913	18,242	12,447	2,300	1.4	3.26%
1st Bank	11,310	10,895	7,007	750	2.2	3.97%
Western	8,737	8,762	6,300	300	0.9	2.80%
Big Sky	11,144	10,536	5,857	1,800	1.5	4.23%
Valley	4,634	4,367	3,838	300	9.1	2.49%
First National	2,212	1,679	-	770	3.2	1.49%
Citizens	5,554	4,865	3,105	750	12.3	3.28%
First Bank - MT	2,965	2,904	2,197	165	1.6	2.57%
San Juans	4,655	4,148	2,868	575	8.5	3.12%
Total	$143,600	142,927	83,777	20,910	1.0	3.53%

Glacier Bancorp, Inc.
Credit Quality Summary (continued)
(Unaudited - $ in thousands)

	Net Charge-Offs, Year-to-Date Period Ending, By Bank			Charge-Offs	Recoveries
	3/31/2010	12/31/2009	3/31/2009	3/31/2010	3/31/2010
Glacier	$10,560	12,012	1,394	10,699	139
Mountain West	5,693	28,931	3,420	5,802	109
First Security	1,629	3,745	140	2,234	605
1st Bank	335	5,917	505	670	335
Western	325	1,500	1,262	355	30
Big Sky	1,192	4,896	1,775	1,206	14
Valley	33	414	43	36	3
First National	237	4	-	237	-
Citizens	61	656	116	66	5
First Bank - MT	104	26	3	104	-
San Juans	68	329	19	68	-
Total	$20,237	58,430	8,677	21,477	1,240

	Net Charge-Offs (Recoveries), Year-to-Date
	Period Ending, By Loan Type			Charge-Offs	Recoveries
	3/31/2010	12/31/2009	3/31/2009	3/31/2010	3/31/2010
Residential construction	$853	13,455	970	855	2
Land, lot and other construction	12,090	28,310	5,629	12,840	750
Commercial real estate	1,532	1,187	(3)	1,538	6
Commercial and industrial	2,459	3,610	627	2,847	388
1-4 Family	2,517	7,242	229	2,532	15
Home equity lines of credit	614	2,357	821	622	8
Consumer	188	1,895	407	240	52
Other	(16)	374	(3)	3	19
Total	$20,237	58,430	8,677	21,477	1,240